UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2014

Glimcher Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

180 East Broad Street

Columbus, Ohio 43215

(614) 621-9000

(Registrant’s address, including zip code, and telephone number, including area code, of principal executive offices)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 16, 2014, Glimcher Realty Trust, a Maryland real estate investment trust (the “Company”), and Washington Prime Group Inc., an Indiana corporation (“WPG”), announced that they have entered into a definitive agreement (the “Merger Agreement”) under which WPG will acquire Glimcher in a stock and cash transaction valued at $14.20 per Company common share. The total transaction value, including the assumption of debt, is approximately $4.3 billion.

Under the terms of the transaction, which has been unanimously approved by the Board of Directors of WPG and the Board of Trustees of the Company, Company shareholders will receive, for each share, $10.40 in cash and 0.1989 of a share in WPG stock at closing.  The stock portion of the consideration is valued at $3.80, based on the ten day volume weighted average price of WPG common stock prior to the date of the Merger Agreement.

The transaction is subject to the approval of the Company’s shareholders and other customary closing conditions and is expected to close in the first quarter of 2015.

A copy of the joint press release of the Company and WPG announcing the entry into the definitive agreement is filed as Exhibit 99.1 hereto. The joint press release is incorporated herein by reference and the foregoing description of such transaction is qualified in its entirety by reference to such press release.  The information regarding the Merger Agreement required by Item 1.01 of Form 8-K will be filed subsequently in a separate Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Joint Press Release, dated September 16, 2014.

IMPORTANT INFORMATION FOR STOCKHOLDERS AND INVESTORS

In connection with the proposed transaction, WPG will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of the Company and a prospectus of WPG, and the Company will file other documents with respect to WPG’s proposed acquisition of the Company.  The Company plans to mail the definitive proxy statement/prospectus and a form of proxy to its shareholders in connection with the proposed transaction.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENT AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WPG, GRT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about WPG and the Company, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from WPG by accessing WPG’s website at investors.washingtonprime.com under the heading “Financial Information” and then under “SEC Filings” or from the Company by accessing the Company’s website at www.glimcher.com under the heading “Investor Relations” and then under “Financial Information — SEC Filings.”  Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Washington Prime Group Inc., 7315 Wisconsin Avenue, Bethesda, Maryland 20814, Attention: Investor Relations, Telephone: 240-630-0021 or to Glimcher Realty Trust, 180 East Broad Street, Columbus, Ohio 43215, Attention: Investor Relations, Telephone: 614-887-5632.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

WPG, the Company and their respective directors or trustees and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, in the Company is set forth in WPG’s Registration Statement on Form 10-12(b), the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and the Company’s Proxy Statement on Schedule 14A, dated March 28, 2014, which are filed with the SEC.  Additional information regarding the interests of WPG’s or the Company’s directors or trustees and executive officers in the proposed transactions, which may be different than those of the Company’s shareholders generally, will be contained in the proxy statement/prospectus and other relevant documents when filed with the SEC in connection with the proposed transactions.

FORWARD LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of WPG and the Company concerning the proposed transactions, the anticipated consequences and benefits of the transactions and the targeted close date for the transactions, and other future events and their potential effects on WPG and the Company, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions.  Such statements are based upon the current beliefs and expectations of WPG’s and the Company’s management, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WPG or the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, without limitation:  the ability to obtain the approval of the merger by the Company’s shareholders; the ability to satisfy the conditions to the transactions on the proposed terms and timeframe; the possibility that the transactions do not close when expected or at all; the ability to finance the transactions; the ability to successfully operate and integrate WPG’s and the Company’s businesses and achieve cost savings; the effect of the announcement of the transactions on the WPG’s or the Company’s relationships with their respective tenants, lenders or other business parties or on their operating results and businesses generally; changes in asset quality and credit risk; ability to sustain revenue and earnings growth; changes in political, economic or market conditions generally and the real estate and capital markets specifically; the impact of increased competition; the availability of capital and financing; tenant or joint venture partner(s) bankruptcies; the failure to increase mall store occupancy and same-mall operating income; risks associated with the acquisition, development, expansion, leasing and management of properties; changes in market rental rates; trends in the retail industry; relationships with anchor tenants; risks relating to joint venture properties; costs of common area maintenance; competitive market forces; the level and volatility of interest rates; the rate of revenue increases as compared to expense increases; the financial stability of tenants within the retail industry; the restrictions in current financing arrangements or the failure to comply with such arrangements; the liquidity of real estate investments; the impact of changes to tax legislation and WPG’s and the Company’s tax positions; failure to qualify as a real estate investment trust; the failure to refinance debt at favorable terms and conditions; loss of key personnel; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; possible restrictions on the ability to operate or dispose of any partially-owned properties; the failure to achieve earnings/funds from operations targets or estimates; the failure to achieve projected returns or yields on development and investment properties; changes in generally accepted accounting principles or interpretations thereof; terrorist activities and international hostilities; the unfavorable resolution of legal proceedings; the impact of future acquisitions and divestitures; significant costs related to environmental issues; and other risks and uncertainties, including those detailed from time to time in WPG’s and the Company’s periodic reports filed with the Securities and Exchange Commission, including WPG’s and the Company’s Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.  The forward-looking statements in this communication are qualified by these risk factors.  Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and WPG and the Company undertake no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.  Actual results may differ materially from current projections. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLIMCHER REALTY TRUST

Date: September 16, 2014	By:	/s/ George A. Schmidt
George A. Schmidt
Executive Vice President, General Counsel and Secretary